                                                                      Exhibit 21

                                 SUBSIDIARIES OF
                         MARSH & MCLENNAN COMPANIES, INC.




A. Constantinidi & CIA. S.C.                                   Uruguay
ACE  Inc                                                       British Virgin Islands
Administradora de Inmuebles Fin, S.A. de C.V.                  Mexico
Admiral Ireland Limited                                        Ireland
Admiral Underwriting Agencies (Ireland) Ltd.                   Ireland
Admiral Underwriting Agencies Limited                          England
Admirals Limited                                               England
Advantage Independent Limited                                  England
Advantage Insurance Services UK Limited                        England
AFCO Premium Acceptance Inc.                                   California
AFCO Premium Credit LLC                                        Delaware
Affinity Groups Advantage Limited                              England
Albert Willcox & Co. of Canada Ltd.                            Canada
Aldgate Insurance Brokers (Marine) Limited                     England
Aldgate Investments Limited                                    Bermuda
Aldgate US Investments                                         England
All Asia Sedgwick Insurance Brokers Corporation                Philippines
Allied Medical Assurance Services Limited                      England
Al-Nisr Insurance Co. SAL                                      Lebanon
Amamit Insurance Agency (1995) Ltd.                            Israel
American Overseas Management Corporation (Canada)              Canada
Americas Insurance Services Limited                            Scotland
Am-Grip, Inc.                                                  Louisiana
Ancien Cabinet Pierre de Kerpezdron (S.A.)                     France
Antah Sedgwick Insurance Brokers Sdn. Bhd.                     Malaysia
Anthony Lumsden & Company Limited                              England
Anthony Lumsden Group Limited                                  England
Appleby & Sterling Agency, Inc.                                Delaware
APRIMAN, Inc.                                                  California
Arab Commercial Enterprises (Bahrain) Limited                  Bahrain
Arab Commercial Enterprises (KWT)                              Kuwait
Arab Commercial Enterprises (Qatar) Limited                    Qatar
Arab Japanese Insurance Company Limited EC                     Bahrain
ARC Sud Ouest SA                                               France
Assivalo Comercial E Representacoes Ltda.B                     Brazil
Assurances Maritimes Eyssautier Malatier Inter SARL            France
Assurconseils Cecar & Jutheau                                  Senegal
Assureur Conseil de Djibouti- Faugere & Jutheau et Cie SARL    Djibouti
Assureurs Conseils Tchadiens (S.A.R.L.)                        Chad
Astramar S.A.                                                  France


                                     - 1 -


Australian Commercial Insurance Agencies Limited               Australia
Australian World Underwriters Pty Ltd.                         Australia
Aviation Risk Management Services Limited                      England
Avongrove Limited                                              England
Ayba SA                                                        Argentina
Ayling Marsh SA                                                Argentina
B.K. Thomas & Partners (General) Limited                       England
B.K. Thomas & Partners Limited                                 England
Baffin Trading Company Ltd.                                    Canada
Balis & Co., Inc.                                              Pennsylvania
Bargheon US LLC                                                Delaware
Bau Asserkuranz Vermittlungs GmbH                              Germany
Beneficios                                                     Columbia
Bennich Reinsurance Management AB                              Sweden
Bevington Vaizey & Foster Limited                              England
Blackwood Scott & Company Limited                              Scotland
Bland Payne (South Aust.) Pty Limited                          Australia
Bland Welch & Co Limited                                       England
Bland Welch (France) SA                                        France
Boistel Eyssautier S.A.                                        France
Boistel S.A.                                                   France
Bonnor Draudimo Brokers UAB                                    Lithuania
BonnorA/S                                                      Denmark
Border Insurance Services, Inc.                                California
Bowring (No.2) Limited                                         England
Bowring Marine Limited                                         England
Bowring Reinsurance Brokers Limited                            England
Bowring Risk Management Limited                                England
Brockman y Schuh Marsh & McLennan Agente de Seguros y de
   Fianzas, S.A. de C.V.                                       Mexico
BRW Insurance & Financial Services Limited                     Ireland
BRW Insurance Brokers Limited                                  Ireland
BRW Pension & Financial Consultants Limited                    Ireland
Bureau Gogioso Eyssautier S.A.                                 France
ByS Servicios Especiales, Agente de Seguros, S.A. de C.V.      Mexico
Bysap Servicios Administrativos, S.A. de C.V.                  Mexico
C.T. Bowring & Co. (Insurance) Limited                         England
C.T. Bowring and Associates (Private) Limited                  Zimbabwe
C.T. Bowring Ireland Limited                                   Ireland
C.T. Bowring Limited                                           England
C.T. Bowring Trading (s) Limited                               England
Cabinet Billet et Cie SA                                       France
California Insurance Services Inc.                             California
Capatho AB                                                     Sweden
Caribbean Marine Associates, Inc.                              Florida
Carpenter Bowring (UK) Limited                                 England
Carter Brito Limited                                           England


                                     - 2 -


Casualty Insurance Company Services, Inc.                      California
CBH Limited                                                    England
Cecar & Jutheau, S.A.                                          France
Cecar Assurances & Finances                                    France
Cecar Austria                                                  Austria
Cecar Brasil                                                   Brazil
Cecar Deutschland                                              Germany
Cecar Inchcape Asia                                            Hong Kong
Cecar PRB                                                      France
Cecar Reassurances                                             France
Cecar Tunisie                                                  Tunisia
Chancery Eastcheap Limited                                     England
Charbonneau, Dulude & Associes (1985) Limitee/Charbonneau,     Canada
Cires SARL                                                     France
Claims, Inc                                                    Texas
Claro Marsh & McLennan Consultores en Recursos Humanos, Ltda.  Chile
Cofast SA                                                      France
Colbituach Insurance Agency                                    Israel
Combined Performance Measurement Services Limited              Ireland
Compagnie Europeenne De Courtage d'Assurances et de
   Reassurances                                                France
Compensacion Tecnica Consultores, S.A. de C.V.                 Mexico
Confidentia Life Insurance Agency Ltd.                         Israel
Confidentia Marine Insurance Agency (1983) Ltd.                Israel
Constantinidi Marsh SA                                         Uruguay
Consulmercer-Consultores de Gestao, Sociedade Unipessoal, Lda. Portugal
Consultants en Assurance,Prevoyance, Assistance                France
Consultores en Garantias, S.A. de C.V.                         Mexico
Corporate Pensions & Financial Services Limited                Scotland
Corporate Research Group (UK) Ltd.                             United Kingdom
Corporate Resources Group (s) Ltd.                             British Virgin Islands
Corporate Risk Limited                                         Scotland
Corredores Internacionales de Reaseguros S.A.                  Mexico
Countryside, Inc                                               Tennessee
CRG (India) Private Ltd.                                       India
CRG (Israel) Ltd.                                              Israel
CRG (Singapore) PTE                                            Singapore
CRG (Thai) Ltd.                                                Thailand
CRG (Thailand) Ltd.                                            Thailand
CRG A/S                                                        Denmark
CRG Argentina SA                                               Argentina
CRG Finland OY                                                 Finland
CRG Holdings, Inc.                                             Philippines
CRG HR SDN BHD                                                 Malaysia
CRG Iberica, SL                                                Spain
CRG Japan Co. Ltd.                                             Japan


                                     - 3 -


CRG Ltd.                                                       Hong Kong
CRG S.A.                                                       Switzerland
CRG Sverige AB                                                 Sweden
Crown Court Trust Limited                                      England
Cruiselook Limited                                             England
Crump E&S of Sacramento Insurance Services, Inc.               California
Crump E&S of San Francisco Insurance Services, Inc.            California
Crump Financial Services, Inc.                                 Tennessee
Crump Group, Inc.                                              Delaware
Crump Insurance Services Northwest, Inc.                       Washington
Crump Insurance Services of Atlanta, Inc.                      Georgia
Crump Insurance Services of Boston, Inc.                       Massachusetts
Crump Insurance Services of Colorado, Inc.                     Colorado
Crump Insurance Services of Florida, Inc.                      Florida
Crump Insurance Services of Houston, Inc.                      Texas
Crump Insurance Services of Illinois, Inc.                     Illinois
Crump Insurance Services of Louisiana, Inc.                    Louisiana
Crump Insurance Services of Memphis, Inc.                      Tennessee
Crump Insurance Services of Michigan                           Michigan
Crump Insurance Services of Texas, Inc.                        Texas
Crump Insurance Services, Inc.                                 Texas
Crump of New Jersey, Inc.                                      New Jersey
Crump of New York, Inc.                                        New York
Cullen Egan Dell (NZ) Limited                                  New Zealand
Cumberland Brokerage Limited                                   Bermuda
CVA Consultants, Inc.                                          Nevada
D.G. Watt & Associates Ltd.                                    Canada
Decision Research Corporation                                  Massachusetts
DeLima Mercer Agencia de Seguros Ltda.                         Columbia
DeLima Mercer Consultoria Ltda.                                Columbia
Deutsche Post Assekuranz Vermittlungs GmbH                     Germany
Digitsuper Limited                                             England
Don A. Harris & Associates, Inc.                               Nevada
Dulude & Associates (1985) Limited                             Canada
Duncan C. Fraser & Co.                                         England
E.W. Payne & Co. (Marine) Limited                              England
E.W. Payne (U.K.) Limited                                      England
Elidov Insurance Agency (1991) Ltd.                            Israel
Elysees Prevoyance Gestion                                     France
Employee Advantage Limited                                     England
Encon Holdings, Inc.                                           Ontario
Encon Holdings, Inc.                                           Texas
Encon Insurance Managers Inc.                                  Canada
Encon Management Services, Inc.                                Canada
Encon Reinsurance Managers Inc.                                Canada
Encon Title Insurance Managers Inc.                            Canada


                                     - 4 -


Encon Underwriting Agency, Inc.                                Texas
Encon Underwriting Limited                                     England
Energie Courtage S.A.                                          France
Epsilon Insurance Company, Ltd.                                Cayman Islands
Espana Cinco, Inc.                                             Delaware
Espana Cuatro, Inc.                                            Delaware
Espana Dos, Inc.                                               Delaware
Espana Ocho, Inc.                                              Delaware
Espana Seis, Inc.                                              Delaware
Espana Siete, Inc.                                             Delaware
Espana Tres, Inc.                                              Delaware
Espana Uno, Inc.                                               Delaware
Euings (London) Limited                                        England
Exmoor Management Company Limited                              Bermuda
Eyssautier Flepp Malatier & Pages S.A.                         France
Faugere & Jutheau Bermuda                                      Bermuda
Fenchurch Insurance Brokers Pty. Limited                       Australia
Fernando Mesquida y Asociados SA                               Argentina
Flexifund Limited                                              England
FMV - Flughafen Munchen
   Versicherungsvermittlungsgesellschaft mbH                   Germany
Forum Loewenthal Elementary Insurance Agency (1997) Ltd.       Israel
Foster Higgins (Far East) Limited                              Hong Kong
Franchelli & Louvet S.A.                                       France
Franchelli & Louvet Services                                   France
G. E. Freeman Insurance Agency Limited                         Ontario
Gaelarachas Teoranta                                           Ireland
Galbraith & Green, Inc of Ohio                                 Ohio
Gatier S.A.                                                    Switzerland
Gem Insurance Company Limited                                  Bermuda
Geological Information Systems Limited                         England
Gold Line Life Insurance Agency (1997) Ltd.                    Israel
Gradmann & Holler AG                                           Switzerland
Gradmann & Holler GbR                                          Germany
Grupo Assistencial De Economia E Financas Tudor S/C Ltda.      Brazil
Grupo Internacional de Reaseguro Intermediario de
   Reaseguro, S.A. de C.V.                                     Mexico
Grupo Medicos, S.A. de C.V.                                    Mexico
Guy Bergeron & Associes Inc.                                   Canada
Guy Carpenter & Cia, S.A.                                      Spain
Guy Carpenter & Co. Labuan Ltd.                                Malaysia
Guy Carpenter & Company                                        Spain
Guy Carpenter & Company (Asia) Limited                         Hong Kong
Guy Carpenter & Company (Canada) Limited                       Canada
Guy Carpenter & Company (Stockholm) AB                         Sweden
Guy Carpenter & Company BV                                     Netherlands
Guy Carpenter & Company GmbH                                   Germany
Guy Carpenter & Company Limited                                England


                                     - 5 -


Guy Carpenter & Company Limited                                Ireland
Guy Carpenter & Company Ltda.                                  Brazil
Guy Carpenter & Company Peru Corredores de Reaseguros S.A.     Peru
Guy Carpenter & Company Private Limited (GC)                   Singapore
Guy Carpenter & Company Pty. Limited                           Australia
Guy Carpenter & Company S.r.l.                                 Italy
Guy Carpenter & Company, Inc.                                  Delaware
Guy Carpenter & Company, Inc. of Pennsylvania                  Pennsylvania
Guy Carpenter & Company, Ltda.                                 Brazil
Guy Carpenter & Company, S.A.                                  Argentina
Guy Carpenter & Company, S.A.                                  Belgium
Guy Carpenter (Pty) Limited                                    South Africa
Guy Carpenter (U.K.) Ltd.                                      England
Guy Carpenter Advisors, Inc.                                   Delaware
Guy Carpenter Broking, Inc.                                    Delaware
Guy Carpenter Facultative Pty. Ltd.                            Australia
Guy Carpenter Facultatives S.A.                                France
Guy Carpenter Insurance Strategy, Inc.                         Delaware
Guy Carpenter Italia, S.R.L.                                   Italy
Guy Carpenter Reinmex Intermediario de Reaseguros,
   S.A. De C.V.                                                Mexico
Guy Carpenter Reinsurance Brokers Philippines, Inc.            Philippines
Guy Carpenter y Cia (Mexico) S.A. de C.V.                      Mexico
Hansen International Limited                                   Delaware
Healthcare Agencies Limited                                    England
Healthcare Risk Management Services, Inc.                      Washington
Henry Ward Johnson & Company Insurance Services, Inc.          California
Hobson, Allfrey & Wheeler                                      England
IMC (Turks & Caicos) Limited                                   Cayman Islands
Incorporated Names Advisers Limited                            England
Insbrokers Ltda.                                               Uruguay
Insurance Brokers of Nigeria Ltd.                              Nigeria
Insurance Management Services Limited                          Ireland
Intermediary Systems Limited                                   England
International Insurance Brokers Inc (Kuwait)                   Kuwait
Inter-Ocean Management (Cayman) Limited                        Cayman Islands
Inverbys, S.A. de C.V.                                         Mexico
Invercol Ltd.                                                  Bermuda
Inversiones Orquidea, S.A.                                     Colombia
IPT Actuarial Services Limited                                 Ireland
Irish & Maulson Limited                                        Ontario
Irish Pension Trustees Limited                                 Ireland
Irish Pensions Trust Limited                                   Ireland
Ivoiriennes Assurances Conseil                                 Ivory Coast
J&H Aviation Plc                                               United Kingdom


                                     - 6 -


J&H Bowring (Bermuda) Investments Ltd.                         Bermuda
J&H Global Risk Management Consultancy Limited                 England
J&H Interests                                                  New York
J&H Intermediaries (Barbados) Limited                          Barbados
J&H Marsh & McLennan (Cayman Islands) Ltd.                     Cayman Islands
J&H Marsh & McLennan (UK) Limited                              England
J&H Marsh & McLennan Financial Services International Ltd.     Bermuda
J&H Marsh & McLennan Financial Services, Inc.                  Indiana
J&H Marsh & McLennan Intermediaries of Washington, Inc.        Washington
J&H Marsh & McLennan International, Inc.                       Wisconsin
J&H Marsh & McLennan Kazakhstan LLP                            Kazakhstan
J&H Marsh & McLennan Ltd.                                      Canada
J&H Marsh & McLennan Management (UK) Limited                   England
J&H Marsh & McLennan Management (USVI) Ltd.                    Virgin Islands
J&H Marsh & McLennan Management, Inc.                          New York
J&H Marsh & McLennan Managment (Barbados) Limited              Barbados
J&H Marsh & McLennan Private Client Services, Inc.             Delaware
J&H Marsh & McLennan Pty. Ltd.                                 Australia
J&H Marsh & McLennan Sigorta ve Reasurans Brokerligi A.S.      Turkey
J&H Marsh & McLennan, Inc.                                     Texas
J&H Unison Holdings B.V.                                       Netherlands
James Wigham Poland International Limited                      England
Jay R. Corp.                                                   New York
JHM Holdings, Inc.                                             New York
Johnson & Higgins (Peru) S.A. Corredores De Seguro             Peru
Johnson & Higgins (Uruguay) Inc.                               Uruguay
Johnson & Higgins (USVI) Ltd.                                  Virgin Islands
Johnson & Higgins Agency of Korea, Ltd.                        Korea
Johnson & Higgins Consulting (Far East) Ltd.                   Hong Kong
Johnson & Higgins Corretores De Seguros Ltda.                  Brazil
Johnson & Higgins Holdings Limited                             England
Johnson & Higgins Intermediaries (Cayman) Ltd.                 Cayman Islands
Johnson & Higgins Ireland Limited                              Ireland
Johnson & Higgins Limited                                      England
Johnson & Higgins Luxembourg, S.A.                             Luxembourg
Johnson & Higgins Managment Services, Ltd.                     Bermuda
Johnson & Higgins Mediservice - Administradora De Planos
   De Saude Ltda.                                              Brazil
Johnson & Higgins of (Cayman Islands) Ltd.                     Cayman Islands
Johnson & Higgins of (Chile) Limitada                          Chile
Johnson & Higgins Securities, Inc.                             Montana
Johnson & Higgins UK Limited                                   England
Johnson & Higgins W.F. Ltd.                                    Canada
Johnson & Higgins Willis Faber (U.S.A.) Inc.                   New York
Johnson & Higgins Willis Faber Holdings, Inc.                  New York
Johnson & Higgins(Bermuda) Limited                             Bermuda


                                     - 7 -


JWP Overseas Holdings Limited                                  England
Kessler & Co                                                   Switzerland
Lamarre, Caty, Houle Ltee                                      Quebec
LAR/Decision Research Corporation                              New York
Legal & Commercial Insurances Limited                          Ireland
Les Conseillers Dpt. Inc.                                      Canada
Liberty Place Underwriters Inc.                                Delaware
Lippincott & Margulies, Inc.                                   New York
Llenrup Participaues S.C. Ltda.                                Brazil
Lloyd George Insurance Services Limited                        England
Lynch Insurance Brokers Limited                                Barbados
M&M Insurance Management Canada Ltd.                           British Columbia
M&M Vehicle, L.P.                                              Delaware
M. A. Gesner of Illinois, Inc.                                 Illinois
M.B. Fitzpatrick Limited                                       Ireland
Mactras (Bermuda) Limited                                      Bermuda
Marclen Holdings, Inc.                                         Delaware
Marclen LLC                                                    Delaware
Marine Risk Management Services Limited                        England
Mariners Insurance Agency, Inc.                                Massachusetts
Maritime Adjusters, Inc.                                       Massachusetts
Marketing/Innovation/Development pour l'industrie-MID, S.A.    France
Marsh - Insurance Brokers ZAO                                  Russia
Marsh & Co. S.p.A.                                             Italy
Marsh & McLennan (PNG) Limited                                 Papua New Guinea
Marsh & McLennan (SA) Pty. Ltd.                                Australia
Marsh & McLennan (SASK) Ltd.                                   Saskatchewan
Marsh & McLennan (Singapore) Pte Ltd                           Singapore
Marsh & McLennan (WA Division) Pty. Ltd.                       Australia
Marsh & McLennan (WA) Pty. Ltd.                                Australia
Marsh & McLennan Agencies Pty. Ltd.                            Australia
Marsh & McLennan Agency, Incorporated                          Columbia
Marsh & McLennan Argentina SA Risk Management Consultants      Argentina
Marsh & McLennan Co. Inc.                                      Liberia
Marsh & McLennan Companies UK Limited                          England
Marsh & McLennan Estonia Limited                               Estonia
Marsh & McLennan Financial Insurance Services of
   Massachusetts, Inc.                                         Massachusetts
Marsh & McLennan Financial Markets, Inc.                       Delaware
Marsh & McLennan Financial Services of Texas, Inc.             Texas
Marsh & McLennan Finland Oy                                    Finland
Marsh & McLennan FINPRO Limited                                England
Marsh & McLennan GbR Holdings, Inc.                            Delaware
Marsh & McLennan Global Broking (Dublin) Ltd.                  Ireland
Marsh & McLennan GP I, Inc.                                    Delaware
Marsh & McLennan GP II, Inc.                                   Delaware
Marsh & McLennan Holdings GmbH                                 Germany


                                     - 8 -


Marsh & McLennan Holdings Limited                              England
Marsh & McLennan Holdings, Inc.                                Delaware
Marsh & McLennan Limited                                       Hong Kong
Marsh & McLennan LP II, Inc.                                   Delaware
Marsh & McLennan Management Services (Barbados), Ltd.          Barbados
Marsh & McLennan Management Services (Bermuda) Limited         Bermuda
Marsh & McLennan Management Services (Dublin) Limited          Ireland
Marsh & McLennan Management Services (Guernsey) Limited        Guernsey
Marsh & McLennan Management Services (L) Ltd.                  Labuan
Marsh & McLennan Nederland B.V.                                Netherlands
Marsh & McLennan Pallas Holdings, Inc.                         Delaware
Marsh & McLennan Properties (Bermuda) Ltd.                     Bermuda
Marsh & McLennan Properties, Inc.                              Delaware
Marsh & McLennan Real Estate Advisors, Inc.                    Delaware
Marsh & McLennan Risk Capital Holdings, Ltd.                   Delaware
Marsh & McLennan Securities Corporation                        Delaware
Marsh & McLennan Securities Group Limited                      England
Marsh & McLennan Securities International, Ltd.                Bermuda
Marsh & McLennan Services Limited                              England
Marsh & McLennan Sweden AB                                     Sweden
Marsh & McLennan, Incorporated                                 Virgin Islands
Marsh (Charities Fund) Limited                                 England
Marsh (Insurance Services) Limited                             England
Marsh (Isle of Man) Limited                                    Isle of Man
Marsh (Middle East) Limited                                    England
Marsh (Namibia) (Proprietary) Limited                          Namibia
Marsh (Pty) Limited                                            Botswana
Marsh (South Africa) (Proprietary) Limited                     South Africa
Marsh A/S                                                      Denmark
Marsh AB                                                       Sweden
Marsh AG                                                       Switzerland
Marsh Argentina SA                                             Argentina
Marsh Asia Pacific Management Pty. Ltd.                        Australia
Marsh Austria G.m.b.H.                                         Austria
Marsh B.V.                                                     Netherlands
Marsh Canada Limited                                           Canada
Marsh CISO Limited                                             England
Marsh Claims Management Services (Canada) Limited              Canada
Marsh Commercial Insurance Agencies Pty Ltd.                   Australia
Marsh Corporate Services Limited                               England
Marsh Corretora de Seguros Ltda.                               Brazil
Marsh d.o.o. za posredovanje u osiguranju                      Croatia
Marsh Eurofinance BV                                           Netherlands
Marsh Europe S.A.                                              Belgium
Marsh Financial Insurance Services of Massachusetts, Inc.      Massachusetts
Marsh Financial Services (Guernsey) Limited                    Guernsey


                                     - 9 -


Marsh Financial Services (Jersey) Limited                      Jersey
Marsh Financial Services Limited                               England
Marsh Financial Services Limited (Ireland)                     Ireland
Marsh Financial Services of Texas, Inc.                        Texas
Marsh Financial Services, Inc.                                 New York
Marsh Forsakringsmaklare AB                                    Sweden
Marsh Georgia Limited                                          England
Marsh Global Broking (Bermuda) Ltd.                            Bermuda
Marsh Global Broking GmbH                                      Germany
Marsh Global Broking, Inc. (Connecticut)                       Connecticut
Marsh Global Broking, Inc. (Illinois)                          Illinois
Marsh Global Broking, Inc. (Missouri)                          Missouri
Marsh Global Broking, Inc. (New Jersey)                        New Jersey
Marsh Global Broking, Inc. (Texas)                             Texas
Marsh GmbH                                                     Germany
Marsh Holdings (Proprietary) Limited                           South Africa
Marsh Holdings BV                                              Netherlands
Marsh Holdings Limited                                         England
Marsh Inc.                                                     Delaware
Marsh Insurance & Investments Corp.                            Delaware
Marsh Insurance Brokers Limited                                England
Marsh Intermediaries of Washington, Inc.                       Washington
Marsh Intermediaries, Inc.                                     New York
Marsh International Broking Holdings Limited                   England
Marsh International Holdings II, Inc.                          Delaware
Marsh International Holdings, Inc.                             Delaware
Marsh International Limited                                    England
Marsh Ireland Holdings Limited                                 Ireland
Marsh Ireland Limited                                          Ireland
Marsh Israel (1999) Ltd.                                       Israel
Marsh Israel (s) Ltd.                                          Israel
Marsh Israel Consultants Ltd.                                  Israel
Marsh Israel Insurance Agency Ltd.                             Israel
Marsh Israel International Brokers Ltd.                        Israel
Marsh Israel Life and Pension Insurance Agency Ltd.            Israel
Marsh Japan, Inc.                                              Japan
Marsh Kft.                                                     Hungary
Marsh Limited                                                  England
Marsh Limited (Fiji)                                           Fiji
Marsh Limited (New Zealand)                                    New Zealand
Marsh Link Limited                                             England
Marsh LLC Insurance Brokers                                    Greece
Marsh LLP                                                      Kazakhstan
Marsh Ltd.                                                     Wisconsin
Marsh Luxembourg SA                                            Luxembourg
Marsh Management Services (Guernsey) Limited                   Guernsey


                                     - 10 -


Marsh Management Services Inc.                                 New York
Marsh Management Services Isle of Man Limited                  Isle of Man
Marsh Management Services Jersey Limited                       Jersey
Marsh Management Services Luxembourg SA                        Luxembourg
Marsh Marine & Energy AB                                       Sweden
Marsh Marine & Energy AS                                       Norway
Marsh Marine & Energy Limited                                  England
Marsh Mercer Investment Trustee Limited                        England
Marsh Mercer Pension Fund Trustee Limited                      England
Marsh Norway AS                                                Norway
Marsh Oy                                                       Finland
Marsh Peru SA                                                  Peru
Marsh Philippines, Inc.                                        Philippines
Marsh Privat AIE                                               Spain
Marsh Properties & Services Limited                            England
Marsh Pty. Ltd.                                                Australia
Marsh Risk Consulting BV                                       Netherlands
Marsh Risk Consulting SA                                       Argentina
Marsh Risk Consulting Services S.r.L.                          Italy
Marsh S.A. (France)                                            France
Marsh S.A. Corredores De Seguros                               Chile
Marsh S.A. Mediadores de Seguros                               Spain
Marsh S.p.A.                                                   Italy
Marsh S.R.L.                                                   Romania
Marsh s.r.o.                                                   Czech Republic
Marsh s.r.o.                                                   Slovakia
Marsh SA (Luxembourg)                                          Luxembourg
Marsh San Sigorta Ve Reasurans Brokerligi A.S.                 Turkey
Marsh Space Projects Limited                                   England
Marsh Spolka z.o.o.                                            Poland
Marsh Treasury Services Limited                                England
Marsh Tunisia                                                  Tunisia
Marsh UK Group Limited                                         England
Marsh UK Limited                                               England
Marsh Ukraine Limited                                          England
Marsh USA Agency Inc.                                          Texas
Marsh USA Benefits Inc.                                        Texas
Marsh USA Inc. (Alabama)                                       Alabama
Marsh USA Inc. (Alaska)                                        Alaska
Marsh USA Inc. (Arkansas)                                      Arkansas
Marsh USA Inc. (Connecticut)                                   Connecticut
Marsh USA Inc. (Delaware)                                      Delaware
Marsh USA Inc. (Idaho)                                         Idaho
Marsh USA Inc. (Illinois)                                      Illinois
Marsh USA Inc. (Indiana)                                       Indiana
Marsh USA Inc. (Kentucky)                                      Kentucky


                                     - 11 -


Marsh USA Inc. (Louisiana)                                     Louisiana
Marsh USA Inc. (Massachusetts)                                 Massachusetts
Marsh USA Inc. (Michigan)                                      Michigan
Marsh USA Inc. (Mississippi)                                   Mississippi
Marsh USA Inc. (Nevada)                                        Nevada
Marsh USA Inc. (Ohio)                                          Ohio
Marsh USA Inc. (Oklahoma)                                      Oklahoma
Marsh USA Inc. (Pennsylvania)                                  Pennsylvania
Marsh USA Inc. (Puerto Rico)                                   Puerto Rico
Marsh USA Inc. (Rhode Island)                                  Rhode Island
Marsh USA Inc. (Texas)                                         Texas
Marsh USA Inc. (Utah)                                          Utah
Marsh USA Inc. (Virginia)                                      Virginia
Marsh USA Inc. (West Virginia)                                 West Virginia
Marsh USA Risk Services Inc. (Maine)                           Maine
Marsh Venezuela C.A.                                           Venezuela
Marsh Vitsan Sigorta Ve Reasurans Brokerligi A.S.              Turkey
Marsh, Lda.                                                    Portugal
Marsh.                                                         Belgium
Marsh-Assureurs Conseils Tchadiens SARL                        Chad
Marshcan Insurance Brokers Limited                             Canada
Matchgrange Holdings Limited                                   England
Matchgrange Limited                                            England
Mathews Mulcahy & Sutherland Ltd.                              Ireland
Matthiessen Assurans AB                                        Sweden
Matthiessen Reinsurance Ltd AB                                 Sweden
Mearbridge LLC                                                 Delaware
Media Reinsurance Corporation                                  Barbados
Medisur SA                                                     France
Medisure Affinity Services Limited                             England
Medisure Corporate Services Limited                            England
Medisure Marketing and Management Limited                      England
Medisure, Seabury & Smith Limited                              England
Mees & Zoonen Argentina SA                                     Argentina
Members Insurance Club Agency, Inc.                            Louisiana
Members Insurance Club Agency, Inc.                            Ohio
Mercer AS                                                      Norway
Mercer Australia Limited                                       Australia
Mercer C & B S.A. de C.V.                                      Mexico
Mercer C & B Servicios, S.A. de C.V.                           Mexico
Mercer Consulting Group Verwaltungs GmbH                       Germany
Mercer Consulting Group, Inc.                                  Delaware
Mercer Consulting Services S.A.                                Switzerland
Mercer Limited                                                 Ireland
Mercer Management Consulting AG                                Switzerland
Mercer Management Consulting Dr. Seebauer GmbH & Co. KG        Germany


                                     - 12 -


Mercer Management Consulting GmbH                              Germany
Mercer Management Consulting Group AG                          Switzerland
Mercer Management Consulting Limited                           Canada
Mercer Management Consulting S.L.                              Spain
Mercer Management Consulting Servicios, S. de R.L. De C.V.     Mexico
Mercer Management Consulting SNC                               France
Mercer Management Consulting, Inc.                             Delaware
Mercer Management Consulting, Limited                          England
Mercer Management Consulting, Ltd.                             Bermuda
Mercer Management Consulting, S. De R.L. De C.V.               Mexico
Mercer MW Corredore de Seguro                                  Brazil
Mercer MW Ltda.                                                Brazil
Mercer R.H. SARL                                               France
Mercer SA                                                      France
Mercer Trustees Limited                                        England
Mercer Trustees Limited                                        Ireland
Mercer-Faugere & Jutheau SA                                    France
Microsafe Limited                                              England
MMC BANCORP                                                    Massachusetts
MMC Capital, Inc.                                              Delaware
MMC Enterprise Risk (UK) Limited                               England
MMC Enterprise Risk Consulting, Inc.                           Delaware
MMC Enterprise Risk Products Limited                           England
MMC Enterprise Risk Services Limited                           England
MMC Enterprise Risk, Inc.                                      Delaware
MMC France                                                     France
MMC Realty, Inc.                                               New York
MMRC LLC                                                       Delaware
MMRCH LLC                                                      Delaware
MMSC Holdings, Inc.                                            Delaware
MMSC Risk Advisors, Inc.                                       Delaware
MMSC Structured Risk Services, Inc.                            Delaware
Monalsa Assessoria Economico Financiera Ltda                   Brazil
MPA (International) Limited                                    England
MPA Superannuation Services Limited                            Australia
MPA Superfund Nominees Pty. Limited                            Australia
Muir Beddall (Zimbabwe) Limited                                Zimbabwe
MVM Versicherungsberatungs Gesellschaft m.b.H.                 Austria
MVM Versicherungsmakler AG                                     Switzerland
National Economic Research Associates, Inc. (California)       California
National Economic Research Associates, Inc. (Delaware)         Delaware
National Medical Audit                                         California
NERA do Brasil Ltda.                                           Brazil
NERA UK Limited                                                England
Neuburger Noble Lowndes GmbH                                   Germany
New, S.A.                                                      Peru


                                     - 13 -


Niu Marsh Limited                                              Papua New Guinea
NKK-Putnam Management, S.A.                                    Luxembourg
Noble Lowndes Pensions Limited                                 England
Noble Lowndes Personal Financial Services Limited              England
Normandy Reinsurance Company Limited                           Bermuda
OCR Ltd.                                                       Australia
Office des Assures                                             France
Omega Indemnity (Bermuda) Limited                              Bermuda
Omnium d'Assurances Maritimes                                  France
Organizacion Brockman y Schuh, S.A. de C.V.                    Mexico
Overseas Reinsurance Corporation Limited                       Bermuda
P.I.C. Advisory Services Limited                               Ireland
P.T. Marsh                                                     Indonesia
Pacific Marine Associates, Inc.                                California
Pallas Gradmann & Holler do Brasil Corretores de
   Seguros Ltda.                                               Brazil
Pan Agora Asset Management                                     Delaware
Pan Agora Asset Management, Ltd.                               England
Panhandle Insurance Agency, Inc.                               Texas
Paul Napolitan, Inc.                                           Delaware
Payment Protection Services Limited                            Ireland
Penguin Investments (Pty) Limited                              Botswana
Pension Trustees Limited                                       England
Pensioneer Trustees (Leeds) Limited                            England
Pensioneer Trustees (London) Limited                           England
Pensioneer Trustees Limited                                    England
Peter Smart Associates Limited                                 England
PFT Limited                                                    England
Philadelphia Insurance Management Company                      Delaware
PI Financial Risk Services (Pty) Limited                       South Africa
PII Holding, Inc.                                              Massachusetts
Pratte-Morrissette, Inc.                                       Quebec
Prevoyance Retraite International Management                   France
Price Forbes Australia Limited                                 Australia
Price Forbes Limited                                           England
PRIESTIM SCI                                                   France
Primary Funds Service Corp.                                    Delaware
Professional Indemnity Re, Ltd.                                Bermuda
Professional Risk Consultants (Proprietary) Limited            South Africa
Professional Risk Services (Proprietary) Limited               South Africa
PT C.R.G.                                                      Indonesia
Putnam Aviation Holdings, LLC                                  Delaware
Putnam Capital, LLC                                            Delaware
Putnam Fiduciary Trust Company                                 Massachusetts
Putnam FuturesAdvisors, Inc.                                   Massachusetts
Putnam International Advisory Company, S.A.                    Luxembourg
Putnam International Distributors, Ltd.                        Cayman Islands


                                     - 14 -


Putnam International Growth Management S.A.                    Luxembourg
Putnam Investment Holdings, LLC                                Delaware
Putnam Investment Management, LLC                              Delaware
Putnam Investments Argentina, S.A.                             Argentina
Putnam Investments Limited (Ireland)                           Ireland
Putnam Investments Limited (UK)                                England
Putnam Investments Trust                                       Massachusetts
Putnam Investments, LLC                                        Delaware
Putnam Investor Services, Inc.                                 Massachusetts
Putnam Overseas Institutional Management Company Ltd.          Bahamas
Putnam Retail Management, Inc.                                 Massachusetts
R. Mees & Zoonen Holdings B.V.                                 Netherlands
R.I.A.S. Insurance Services Limited                            Scotland
R.W. Gibbon & Son (Underwriting Agencies) Limited              England
Racal Insurance Services Limited                               England
RAS Administration Services (Pty) Limited                      South Africa
Ratio SARL                                                     France
Reclaim Limited                                                England
Regis Agencies Limited                                         England
Reinmex de Colombia Corredores de Reaseguos, Ltda.             Mexico
Reinmex Florida, Inc.                                          Florida
Reinsurance and Insurance Management Services Limited          Bermuda
Reinsurance Solutions International, L.L.C.                    United States of America
Reinsurances (Pacific) Ltd.                                    Fiji
Reinsurances New Zealand Ltd.                                  New Zealand
Reitmulders & Partners B.V.                                    Netherlands
ReSolutions International Limited                              England
Resolutions International Limited (Delaware)                   Delaware
Retach Corporation                                             Delaware
RG Serv. Philippines Inc.                                      Philippines
Rhone Limited                                                  England
RIC Management Services Ltd.                                   Ireland
Richard Sparrow and Company (International Non Marine) Limited England
Richard Sparrow and Company Limited                            England
Richard Sparrow Holdings Limited                               England
Risk Management Ltd.                                           New Zealand
River Thames Insurance Company Limited                         England
Rivers Group Limited                                           England
RMB-Risk Management Beratungs-GmbH                             Germany
Rosh Insurance Agency (1990) Ltd.                              Israel
Ross Collins Holdings Limited                                  England
Route 413 Associates, Inc.                                     Pennsylvania
S.J. Petrakis Insurance Services, Inc                          California
S.P.K. Bowring Marsh & McLennan Sdn. Bhd.                      Malaysia
SAFCAR Cecar & Jutheau                                         Mali


                                     - 15 -


Saudi Arabian Insurance Company EC                             Bahrain
Saudi Arabian Insurance Company Limited                        Bermuda
SBI Reinsurance Company, Ltd.                                  Bermuda
Schatz Insurance Agencies, Inc.                                Saskatchewan
SCIB (Bermuda) Limited                                         Bermuda
SCMS Administrative Services, Inc.                             Illinois
Seabury & Smith Agency, Inc.                                   Ohio
Seabury & Smith Group Limited                                  England
Seabury & Smith Limited                                        Ontario
Seabury & Smith Limited                                        England
Seabury & Smith of Arkansas, Inc.                              Arkansas
Seabury & Smith of Georgia, Inc.                               Georgia
Seabury & Smith of Idaho, Inc.                                 Idaho
Seabury & Smith of Illinois, Inc.                              Illinois
Seabury & Smith, Inc. (Delaware)                               Delaware
Seabury & Smith, Inc. (Indiana)                                Indiana
Seabury & Smith, Inc. (Kentucky)                               Kentucky
Seabury & Smith, Inc. (Louisiana)                              Louisiana
Seabury & Smith, Inc. (Massachusetts)                          Massachusetts
Seabury & Smith, Inc. (Michigan)                               Michigan
Seabury & Smith, Inc. (Nevada)                                 Nevada
Seabury & Smith, Inc. (Oklahoma)                               Oklahoma
Seabury & Smith, Inc. (Texas)                                  Texas
Seabury & Smith, Inc. (Virginia)                               Virginia
SEDFEMA Insurance Brokers, Inc.                                Philippines
Sedgwick (Bermuda) Limited                                     Bermuda
Sedgwick (Continental) SA                                      Switzerland
Sedgwick (Deutschland) GmbH                                    Germany
Sedgwick (Fiji) Limited                                        Fiji
Sedgwick (Isle of Man) Limited                                 Isle of Man
Sedgwick (PNG) Limited                                         Papua New Guinea
Sedgwick (s) Pty. Limited                                      Australia
Sedgwick a.s.                                                  Czech Republic
Sedgwick Affinity Group Services Limited                       England
Sedgwick Africa Holdings (Proprietary) Limited                 South Africa
Sedgwick Agency Services Limited                               England
Sedgwick Alpha Limited                                         England
Sedgwick Analysis Services Limited                             England
Sedgwick Asia Pacific Limited                                  Australia
Sedgwick Asia Pacific Pte Ltd                                  Singapore
Sedgwick Aviation Limited                                      England
Sedgwick Azeri Limited                                         England
Sedgwick Bahrain WLL                                           Bahrain
Sedgwick Bankrisk Limited                                      England
Sedgwick Benefits, Inc.                                        Utah
Sedgwick Bergvall Holdings AS                                  Norway


                                     - 16 -


Sedgwick Bergvall Inc.                                         USA
Sedgwick Brimex (Guernsey) Limited                             Guernsey
Sedgwick Brimex Romania SRL                                    Romania
Sedgwick Claims Management Services Limited                    Ireland
Sedgwick Claims Management Services, Inc.                      Illinois
Sedgwick CMS Holding, Inc.                                     Delaware
Sedgwick Computer & Network Service Company Limited            England
Sedgwick Construction Asia Limited                             Hong Kong
Sedgwick Consulting GmbH                                       Germany
Sedgwick Consulting Group Limited                              England
Sedgwick Corporate and Employee Benefits Limited               Australia
Sedgwick Corporate Services Limited                            Isle of Man
Sedgwick Corporate Services Limited                            England
Sedgwick Credit Europe Limited                                 England
Sedgwick Credit Limited                                        England
Sedgwick Delta Limited                                         England
Sedgwick Dineen Consulting Group Limited                       Ireland
Sedgwick Dineen Employee Benefits Limited                      Ireland
Sedgwick Dineen Group Limited                                  Ireland
Sedgwick Dineen Ireland Limited                                Ireland
Sedgwick Dineen Limited                                        Ireland
Sedgwick Dineen Personal Financial Management Limited          Ireland
Sedgwick Dineen Trustees Limited                               Ireland
Sedgwick Energy & Marine Limited                               England
Sedgwick Energy (Insurance Services) Inc.                      Texas
Sedgwick Energy Limited                                        England
Sedgwick Epsilon Limited                                       England
Sedgwick Eta Limited                                           England
Sedgwick Europe Benefit Consultants BV                         Netherlands
Sedgwick Europe Risk Services Limited                          England
Sedgwick Europe Risk Solutions Limited                         England
Sedgwick Far East Limited                                      England
Sedgwick Financial Services (Deutschland) GmbH                 Germany
Sedgwick Financial Services, Inc                               Delaware
Sedgwick Forbes Middle East Limited                            Bermuda
Sedgwick Forbes Middle East Limited                            Jersey
Sedgwick France SA                                             France
Sedgwick Gamma Limited                                         England
Sedgwick Global Limited                                        England
Sedgwick Global Reinsurance Services Limited                   England
Sedgwick GmbH & Co                                             Germany
Sedgwick Group (Australia) Pty. Limited                        Australia
Sedgwick Group (Bermuda) Limited                               Bermuda
Sedgwick Group (Netherlands) BV                                Netherlands
Sedgwick Group (NZ) Limited                                    New Zealand
Sedgwick Group (Zimbabwe) Limited                              Zimbabwe


                                     - 17 -


Sedgwick Group Canada 1997 Inc.                                Canada
Sedgwick Group Development Limited                             England
Sedgwick Group Limited                                         England
Sedgwick Group Nominees Limited                                England
Sedgwick Group Overseas Management Services Limited            Bermuda
Sedgwick Group Pension Scheme Trustee Limited                  England
Sedgwick Holdings (Private) Limited                            Zimbabwe
Sedgwick Insurance Agencies Pty Limited                        Australia
Sedgwick Insurance and Risk Management Consultants
   (China) Co, Ltd                                             People's Rep. of China
Sedgwick Insurance Brokers (Private) Limited                   Zimbabwe
Sedgwick Internationaal BV                                     Netherlands
Sedgwick International Broking Services Limited                England
Sedgwick International Marketing Services Inc                  Delaware
Sedgwick International Risk Management, Inc.                   Delaware
Sedgwick Investment Services Limited                           England
Sedgwick Investments, Inc.                                     Delaware
Sedgwick James of Puerto Rico, Inc.                            Puerto Rico
Sedgwick Japan Limited                                         England
Sedgwick Kazakhstan Limited                                    England
Sedgwick Kenya Insurance Brokers Limited                       Kenya
Sedgwick Korea Limited                                         Korea
Sedgwick Lamda Limited                                         England
Sedgwick Lark Limited                                          England
Sedgwick Life and Benefits, Inc.                               Texas
Sedgwick Limited                                               England
Sedgwick Ltd.                                                  New Zealand
Sedgwick Ltd.                                                  Hong Kong
Sedgwick Ltd.                                                  Australia
Sedgwick Ltd.                                                  Taiwan
Sedgwick Management Services (Antigua) Limited                 Antigua
Sedgwick Management Services (Barbados) Limited                Barbados
Sedgwick Management Services (Bermuda) Limited                 Bermuda
Sedgwick Management Services (Cayman) Limited                  Cayman Islands
Sedgwick Management Services (Curacao) N.V.                    Netherlands Antilles
Sedgwick Management Services (Guernsey) Limited                Guernsey
Sedgwick Management Services (Ireland) Limited                 Ireland
Sedgwick Management Services (Isle of Man) Limited             Isle of Man
Sedgwick Management Services (London) Limited                  England
Sedgwick Management Services (Private) Limited                 Zimbabwe
Sedgwick Management Services (Singapore) Pte Limited           Singapore
Sedgwick Management Services (U.S.) Ltd.                       Vermont
Sedgwick Managing General Agency, Inc.                         Texas
Sedgwick Nobel Lowndes B.V.                                    Netherlands
Sedgwick Noble Lowndes (Europe) Limited                        England
Sedgwick Noble Lowndes (NZ) Ltd.                               New Zealand
Sedgwick Noble Lowndes Actuarial Limited                       Australia


                                     - 18 -


Sedgwick Noble Lowndes Actuarial Services Limited              England
Sedgwick Noble Lowndes Asia Pacific Limited                    Australia
Sedgwick Noble Lowndes Conseil SA                              France
Sedgwick Noble Lowndes GmbH                                    Germany
Sedgwick Noble Lowndes Limited                                 Hong Kong
Sedgwick Noble Lowndes Limited (Ireland)                       Ireland
Sedgwick Noble Lowndes North America, Inc.                     Delaware
Sedgwick Northern Ireland Risk Services Limited                Northern Ireland
Sedgwick Omega Limited                                         England
Sedgwick OS Limited                                            England
Sedgwick Outsourcing Services Limited                          England
Sedgwick Overseas Group Limited                                England
Sedgwick Overseas Investments Limited                          England
Sedgwick Overseas Limited                                      England
Sedgwick Oy                                                    Finland
Sedgwick Professional Services Limited                         New Zealand
Sedgwick Pte Ltd                                               Singapore
Sedgwick Re Asia Pacific (Consultants) Private Limited         Singapore
Sedgwick Re Asia Pacific Limited                               Australia
Sedgwick Re Limited                                            New Zealand
Sedgwick Reinsurance Brokers Limited                           England
Sedgwick Reinsurance Services Limited                          England
Sedgwick Risk Consulting Limited                               Ireland
Sedgwick Risk Management and Consultancy (Private) Limited     Zimbabwe
Sedgwick Risk Services AB                                      Sweden
Sedgwick Russia Limited                                        England
Sedgwick S.A.                                                  France
Sedgwick Slovakia a.s.                                         Slovakia
Sedgwick Special Risks Limited                                 England
Sedgwick Superannuation Pty Limited                            Australia
Sedgwick Sweden Aktiebolag                                     Sweden
Sedgwick Thai Limited                                          Thailand
Sedgwick Theta Limited                                         England
Sedgwick Turkey Limited                                        England
Sedgwick UK Risk Services Limited                              England
Sedgwick Venezuela Corredores de Reaseguros, C.A.              Venezuela
Sedgwick Verwaltungs-GmbH                                      Germany
Sedgwick Wiggmoore Communications Limited                      England
Sedgwick Zeta Limited                                          England
SedgwickA/S                                                    Denmark
Sellon Associates, Inc.                                        New York
Sepakat James Insurance Brokers Sdn Bhd                        Malaysia
Sersur                                                         Brazil
Servicios Actuariales Guatemala, S.A.                          Guatemala
Servicios Actuariales, S.A. de C.V.                            Mexico
SG Services Limited                                            England


                                     - 19 -


Shariffuddin-Sedgwick (B) Sdn Bhd                              Brunei Darussalam
Shipowners of Claims Bureau, Inc.                              New York
SIMS Nominees Limited                                          England
Smith-Sternau Organization, Inc.                               Delaware
SNC P. Deleplanque                                             France
Societe Bargheon                                               France
Societe Conseil Mercer Limitee                                 Quebec
Societe d'Assistance a la Gestion et a L'Ingeniere
   des Risques                                                 France
Societe d'Assurances et de Participations Guian S.A.           France
Societe d'Etude et de Gestion et de Conseil en Assurance SA    Senegal
Societe Francaise de Courtage d'Assurance de Risques
   Petroliers et d'Energie                                     France
Societe Internationale de Courtage d'Assurances et de
   Reassurances Cecar & Jutheau                                Burkina Faso
Socodel-Paris S.A.                                             France
Sogescor SARL                                                  France
Southampton Place Trustee Co. Ltd.                             England
Southern Marine & Aviation Underwriters, Inc.                  Louisiana
Southern Marine & Aviation, Inc.                               Louisiana
Stevton (No.140) Limited                                       England
Sudzucker Versicherungs-Vermittlungs GmbH                      Germany
Sumitomo Marine Claims Services (Europe) Limited               England
Sundance B.V.                                                  Netherlands
Superfund Nominees Pty. Ltd.                                   Australia
Syndicate and Corporate Management Services Limited            Bermuda
T.I.E. Systems Limited                                         England
Tamir Insurance Company Ltd.                                   Israel
Technical Insurance Management Services Pty Limited            Australia
Terra Nova (Bermuda) Holdings Ltd.                             Bermuda
TH Lee Putnam Equity Managers Trust                            Massachusetts
The ARC Group LLC                                              Delaware
The Carpenter Management Corporation                           Delaware
The Financial & Insurance Advice Centre Limited                England
The International Employer Limited                             England
The Marsh Centre Limited                                       England
The Putnam Advisory Company, LLC                               Delaware
The Schinnerer Group, Inc.                                     Delaware
The Sedgwick Information Exchange Limited                      England
The Sumitomo Marine & Fire Insurance Company (Europe) Limited  England
Tmura Loewenthal Ltd.                                          Israel
Tower Hill Holdings B.V.                                       Netherlands
Tower Hill Limited                                             England
Tower Hill Property Company Limited                            England
Tower Place Developments Limited                               England
Tower Place Holdings Limited                                   England
Transbrasil Ltda.                                              Brazil
Transglobe (Guernsey) Limited                                  Guernsey
Transglobe Management (Bermuda) Ltd.                           Bermuda


                                     - 20 -


Travelgold Mexico, S.A. de C.V.                                Mexico
Triad Services, Inc.                                           Delaware
Triad Underwriting Management Agency, Inc.                     Delaware
Tudor, Marsh & McLennan Corretores de Seguros Ltda.            Brazil
UBM Consulting France International Management Consultants     France
UBM Consultoria Internacional S/C Ltda.                        Brazil
Ulster Insurance Services Limited                              Northern Ireland
Union Francaise de Reassurances (S.A.)                         France
Uniservice Insurance Service Limited                           Bermuda
Unison Insurance Services Limited                              England
Unison Management (Bermuda) Ltd.                               Bermuda
Unison Management (Dublin) Limited                             Ireland
Unison Management (Scandinavia) AB                             Sweden
Unison n.v./s.a.                                               Belgium
Unused Subsidiary, Inc.                                        New York
Unused Subsidiary, Inc.                                        Texas
Van Vugt & Beukers BV                                          Netherlands
Versicherungs-Vermittlungsgesellschaft fur die
   Energieversorgung Baden-Wurttemberg                         Germany
VIC Corporation                                                Maine
Victor O. Schinnerer & Company Ltd.                            England
Victor O. Schinnerer & Company, Inc.                           Delaware
Victor O. Schinnerer & Company, Inc.                           Ohio
Victor O. Schinnerer of Illinois, Inc.                         Illinois
Victoria Hall Company Limited                                  Bermuda
Vista Insurance Company, Ltd.                                  Bermuda
VVG Gradmann & Holler Versicherungsvermittlungs GmbH           Germany
VW Versicherungsvermittlungs-GmbH                              Germany
White Kennett Limited                                          England
Wigham Poland (Hellas) Limited                                 Greece
Wigham Poland (NSW) Pty Limited                                Australia
Wigham Poland Australia Pty. Limited                           Australia
Wigham Poland Aviation Limited                                 England
Wigham Poland Life Pty Limited                                 Australia
Wigham Poland Limited                                          England
Wigham Poland Marine Limited                                   England
Wigham Poland Professional Indemnity Limited                   England
Wigham Poland Reinsurance Brokers Hellas Limited               Greece
Wigham Poland Reinsurance Brokers Limited                      England
Wigham Poland Scotland Limited                                 Scotland
Willcox Intermediaries Limited                                 England
Willcox J&H Reinsurance Brokers Limited                        England
Willcox Johnson & Higgins Limited                              England
Willcox, Barringer & Co. (California) Inc.                     California
William M Mercer GmbH                                          Germany
William M. Mercer (Aust) Limited                               Australia
William M. Mercer (Hungary) Kft.                               Hungary


                                     - 21 -


William M. Mercer (Isle of Man) Limited                        Isle of Man
William M. Mercer (Korea) Co., Ltd.                            Korea
William M. Mercer (Malaysia) Sdn. Bhd.                         Malaysia
William M. Mercer (NZ) Limited                                 New Zealand
William M. Mercer (Properties) Ltd.                            England
William M. Mercer A.B.                                         Sweden
William M. Mercer A/S                                          Denmark
William M. Mercer Agente de Seguros S.A. de C.V.               Mexico
William M. Mercer Broking (Taiwan) Ltd.                        Taiwan
William M. Mercer CA                                           Venezuela
William M. Mercer Claro Corredores de Seguros                  Chile
William M. Mercer Comercio Consultoria e Servicos Ltda.        Brazil
William M. Mercer Companies LLC                                Delaware
William M. Mercer Consulting (Taiwan) Ltd.                     Taiwan
William M. Mercer Consultoria Ltda.                            Brazil
William M. Mercer Fraser (Irish Pensioneer Trustees) Limited   Ireland
William M. Mercer Fraser Computer Services Limited             England
William M. Mercer Fraser Limited                               England
William M. Mercer Holdings Canada, Inc.                        Delaware
William M. Mercer Holdings, Inc.                               Delaware
William M. Mercer Investment Consulting, Inc.                  Kentucky
William M. Mercer Lda.                                         Portugal
William M. Mercer Limitada                                     Chile
William M. Mercer Limited (Canada)                             Canada
William M. Mercer Limited (Hong Kong)                          Hong Kong
William M. Mercer Limited (NZ)                                 New Zealand
William M. Mercer Limited (UK)                                 England
William M. Mercer Limited of Japan                             Japan
William M. Mercer of Indiana, Incorporated                     Indiana
William M. Mercer of Kentucky, Inc.                            Kentucky
William M. Mercer of Michigan, Incorporated                    Michigan
William M. Mercer of Texas, Inc.                               Texas
William M. Mercer of Virginia, Incorporated                    Virginia
William M. Mercer OY                                           Finland
William M. Mercer Philippines, Incorporated                    Philippines
William M. Mercer Pte. Ltd.                                    Singapore
William M. Mercer Pty. Ltd.                                    Australia
William M. Mercer Retirement Plan Pty Ltd.                     Australia
William M. Mercer S.A.                                         France
William M. Mercer S.A.                                         Belgium
William M. Mercer S.A.                                         Argentina
William M. Mercer S.A. Asesores de Seguros                     Argentina
William M. Mercer S.A. De C.V.                                 Mexico
William M. Mercer Securities Corp.                             Delaware
William M. Mercer Services B.V.                                Netherlands
William M. Mercer SP Z.O.O.                                    Poland


                                     - 22 -


William M. Mercer Srl                                          Italy
William M. Mercer Ten Pas B.V.                                 Netherlands
William M. Mercer Zainal Fraser Sdn. Bhd.M                     Malaysia
William M. Mercer, Incorporated (Delaware)                     Delaware
William M. Mercer, Incorporated (Louisiana)                    Louisiana
William M. Mercer, Incorporated (Massachusetts)                Massachusetts
William M. Mercer, Incorporated (Nevada)                       Nevada
William M. Mercer, Incorporated (Ohio)                         Ohio
William M. Mercer, Incorporated (Oklahoma)                     Oklahoma
William M. Mercer, Incorporated (Puerto Rico)                  Puerto Rico
William M. Mercer, S.A.                                        Switzerland
William M. Mercer, S.A.                                        Belgium
William M. Mercer-Faugere & Jutheau (S.A.R.L.)                 France
William M. Mercer-MPA Limited                                  Hong Kong
Wilson McBride, Inc.                                           Ohio
Winchester Bowring Limited                                     England
WMM Haneveld Investment Consulting B.V.N                       Netherlands
WMM Services, Inc.                                             Delaware
Yarmouth Insurance Limited                                     Bermuda
Yemen General Insurance Company SYC                            Yemen


                                     - 23 -